SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 18, 2002 (June 12, 2002)


                             RIDGEWOOD HOTELS, INC.
             (Exact name of Registrant as specified in its charter)


           Delaware                      0-14019                 58-1656330
(State or other jurisdiction of        (Commission             (IRS Employer
         incorporation)                File Number)       Identification Number)


          1106 Highway 124
         Hoschton, Georgia                                              30548
(Address of principal executive offices)                              (zip code)


Registrant's telephone number, including area code:  (770) 867-9497


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report

Item 4. Changes in the Registrant's Certifying Accountant.

     (a) On June 12, 2002, Ridgewood Hotels, Inc., a Delaware corporation (the "Company"), determined that it would no longer engage Arthur Andersen, LLP ("Arthur Andersen") as the Company's independent public accountants and engaged Deloitte & Touch, LLP as its new independent accountants.

     The Company's Board of Directors approved the decision to change independent accountants. The reports of Arthur Andersen on the Company's financial statements for the two most recent fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with Arthur Andersen's audits for the two most recent fiscal years and through June 12, 2002, there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference thereto in its report on the Company's financial statements for such years. During the two most recent fiscal years and through June 12, 2002, there have been no events of the kind listed in Item 304(a)(1)(v) of Regulation S-K.

     The Company sent a copy of this Report to Arthur Andersen. The Company has requested that Arthur Andersen furnish the Company with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not Arthur Andersen agrees with the statements set forth in this Report. The Company has requested that Arthur Andersen provide this letter to the Company as promptly as possible and, in any event, no later than ten (10) business days from the filing of this Report. If the Company receives this letter from Arthur Andersen, then the Company shall promptly file this letter with the SEC by amendment to this Report.

     (b) The Company engaged Deloitte & Touche, LLP as its new independent accountants as of June 12, 2002, subject to the completion of Deloitte & Touche, LLP client acceptance procedures.

     During the two most recent fiscal years and through June 12, 2002, the Company has not consulted with Deloitte & Touche, LLP regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a reportable event (as described in Item 304(a)(1)(v) of the Regulation S-K).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          RIDGEWOOD HOTELS, INC.

                                          /s/ Peter Conboy
                                          -------------------------------------
                                          By: Peter Conboy
                                          Its: Director of Finance & Accounting


Date: June 18, 2002